PREFERRED INCOME FUND
INCORPORATED

Dear Shareholder:

     The Fund's portfolio performed extremely well in the fiscal year ended November 30, 1995, but the market for our shares was a tough audience. I will hit the highlights here and expand upon performance, market discounts and income in the question and answer section that follows.

     The Fund earned 25.1% on the net asset value ("NAV") of its shares in fiscal 1995. Our preferred stock holdings did very well across the board. Furthermore, we gave very little back through hedging losses, which we consider a major accomplishment in this environment.

     The primary forces driving portfolio returns were the sharp decline in long term interest rates and a creeping scarcity of traditional preferreds. There was little difference between fixed rate preferreds and adjustable rate preferreds ("ARPs"). The dividends of most ARPs are fixed at their minimum rates now, which makes them look and act more like fixed rate preferreds than ARPs.

     Even though the portfolio had a great year, the discount of the market price from NAV widened. That caused the return on market value of 22.1% for the fiscal year to fall short of what we earned on the actual dollars we are managing (the NAV). Beyond that, the discount increased in early December due to some tax proposals discussed below. The market's failure to give better recognition to the Fund's success must be as frustrating to you as it is to us.

     The Fund's income strategy has worked well. That may be tough to see when the dividend has just been reduced, but it really does make sense as explained in the Q & A section. For the record, the new regular monthly dividend rate effective on December 29, 1995 is 8.7 cents per share, which represents a reduction of approximately 6.0%. This reduction may also have contributed to the widening of the discount of market price from NAV, although we do not think it should have.

     The Fund did not make a special year-end distribution this year. Obviously, we made plenty of money, but most of it was unrealized appreciation on preferred stocks that the Fund still holds.

     In early December, following the end of our fiscal year, the Clinton Administration confused the outlook for the Fund by proposing a laundry list of corporate tax increases. Several of these would clearly have an adverse effect on the Fund while a few could possibly benefit it indirectly over time. The proposals are a product of the bizarre political situation that has developed over balancing the federal budget, and we cannot predict the outcome yet.

     The electric utility industry, which is the largest position in the Fund's portfolio, is continuing to move toward deregulation and competition. We sense that the pace of this evolution may accelerate as the stronger utilities press their advantage. So far, we have been very successful in separating the potential winners from the casualties that are bound to occur.

     Please read the following Q & A section. We hope it will clear up important questions that we hear frequently.

                                         Sincerely,

                                         /s/ Robert T. Flaherty

                                         Robert T. Flaherty
                                         Chairman of the Board
December 26, 1995

                   QUESTIONS AND ANSWERS CONCERNING THE FUND

HOW HAS THE FUND'S PORTFOLIO PERFORMED?

     The last year was not just a flash in the pan. Over the life of the Fund, the returns on the portfolio have been very good. The chart below shows the cumulative return on NAV assuming that all monthly dividends and year-end distributions were reinvested at NAV. From the start of the Fund on January 31, 1991 through November 30, 1995, $1,000 would have grown to $2,208. That works out to a return of 17.5% per year on NAV over a span of good and bad years (such as 1994!).


Description of the plot points for the graphs in the report.

Preferred Income Fund Incorporated
Increase in $1,000 of PFD Fund Assets Through November 30, 1995

                               Not Adjusted
Month Ended                    for MMP Fees
-----------                    ------------
Jan-91                            $1,000
Feb-91                            $1,039
Mar-91                            $1,077
Apr-91                            $1,127
May-91                            $1,145
Jun-91                            $1,136
Jul-91                            $1,171
Aug-91                            $1,210
Sep-91                            $1,238
Oct-91                            $1,254
Nov-91                            $1,262
Dec-91                            $1,307
Jan-92                            $1,369
Feb-92                            $1,423
Mar-92                            $1,446
Apr-92                            $1,472
May-92                            $1,520
Jun-92                            $1,527
Jul-92                            $1,573
Aug-92                            $1,602
Sep-92                            $1,613
Oct-92                            $1,615
Nov-92                            $1,618
Dec-92                            $1,630
Jan-93                            $1,659
Feb-93                            $1,713
Mar-93                            $1,739
Apr-93                            $1,761
May-93                            $1,774
Jun-93                            $1,810
Jul-93                            $1,830
Aug-93                            $1,850
Sep-93                            $1,870
Oct-93                            $1,888
Nov-93                            $1,874
Dec-93                            $1,876
Jan-94                            $1,892
Feb-94                            $1,901
Mar-94                            $1,885
Apr-94                            $1,868
May-94                            $1,854
Jun-94                            $1,860


Preferred Income Fund Incorporated
Increase in $1,000 of PFD Fund Assets Through November 30, 1995 (continued)

                                Not Adjusted
Month Ended                     for MMP Fees
-----------                     ------------
Jul-94                            $1,858
Aug-94                            $1,868
Sep-94                            $1,837
Oct-94                            $1,815
Nov-94                            $1,771
Dec-94                            $1,777
Jan-95                            $1,829
Feb-95                            $1,872
Mar-95                            $1,884
Apr-95                            $1,928
May-95                            $2,040
Jun-95                            $2,054
Jul-95                            $2,057
Aug-95                            $2,084
Sep-95                            $2,124
Oct-95                            $2,165
Nov-95                            $2,208


     The Fund's returns on NAV also compare well to the results of its peers as tracked by Lipper Analytical Services, Inc. ("Lipper"). For the last fiscal year, the Fund ranked #9 out of 15 specialty income oriented funds, just behind its two "sister funds." For the four full fiscal years completed so far, however, the Fund ranked #1 out of 5 such funds then in existence. Lipper's peer group includes some funds that are different from ours, but it is still a lot more fun being at the top of the class than the bottom.

     The Preferred Income Fund's strong performance throughout both good and bad markets has been recognized by Morningstar, Inc. with a rating of 4-Stars (out of a possible 5) for the three year period ended November 30, 1995. Morningstar evaluates closed-end funds based upon the historical risk adjusted performance of a fund versus the returns on U.S. Treasury Bills. Each fund is then ranked against a combined universe of 212 equity, fixed-income and hybrid funds. Ten percent of the funds receive five stars, while 22.5% receive four stars. The ratings are subject to change every month.

IF THE PORTFOLIO HAS DONE SO WELL, WHY ISN'T THE MARKET PRICE OF THE SHARES HIGHER?

     Unlike open-end mutual funds, closed-end funds have two prices, market and NAV. The market price at which the shares are traded each day on the New York Stock Exchange is by far the most visible of the two prices. NAV is the actual value per share of the assets that the Fund holds for its shareholders. It is published once per week in such places as The Wall Street Journal each Monday and Barron's. The NAV can also be obtained by calling the Fund's shareholder servicing agent, First Data Investor Services Group, Inc., at 1-800-331-1710.

     When you cut through it all, the market price of the Fund's shares simply hasn't kept up with their NAV. The following chart shows how the market price has moved over time from a premium above the NAV to a discount now. As a result, the strong performance of the Fund's portfolio is not fully reflected in the market price of the shares. It is a disappointment after a banner year for the portfolio like 1995.


    Preferred Income Fund Incorporated
    Premium/Discount of Market Price to NAV through December 1995

                                     Market          Premium/
Date                 NAV              Price          Discount
02/08/91             13.95           15.125            8.42%
02/22/91             14.43           15.000            3.95%
02/28/92             17.34           18.000            3.81%
02/26/93             17.76           18.875            6.28%
02/25/94             16.78           15.875           -5.39%
02/24/95             14.13           14.000           -0.92%
12/22/95             15.44           13.500          -12.56%


     Another part of the explanation is that much of the return earned has been paid out to shareholders through monthly dividends and special distributions. The special year-end distributions paid in each previous year frequently seem to slip shareholders' minds. Since the Fund started, those special distributions have totaled $5.01 per share above and beyond the regular dividends that would otherwise have been paid each December.

WHY IS THE MARKET PRICE OF THE FUND'S SHARES AT A DISCOUNT TO NET ASSET VALUE?

     These things seem to run in cycles, and closed-end funds are clearly out of style today. Most such funds, even those that have performed well, are selling at discounts. Some pessimists say this is the natural fate of closed-end funds, but we don't buy it. We have yet to see the stone tablet that says assets should sell at a discount from their actual value because of their packaging.

     Most likely, the discounts are a sign that funds that are performing well aren't getting that message to a large enough audience. Many of the players on Wall Street have shifted most of their attention to products that are more fashionable now. That leaves it up to us to spread the word about what we have accomplished. We hope this is a step toward making that happen. Read on.

WHAT ARE THE BENEFITS OF BEING A CLOSED-END FUND?

     We believe we can manage the portfolio better because this is a closed-end fund. The preferred stock market can be relatively illiquid at times, which creates many opportunities. Our ability to take advantage of those opportunities is greatly improved because the Fund is shielded from unpredictable cash flows in and out of the portfolio that can occur in an open-end fund. Otherwise, someone else might be able to take advantage of us, which is clearly not what we want for our shareholders.

     Because the Preferred Income Fund is a closed-end fund, it can also use leverage. It does that by issuing its own Money Market Cumulative Preferred(TM) Stock. There are risks in leverage, of course; but it has been a very successful way of increasing income for the common stock of the Fund. Leverage is a key ingredient in the Fund's unique income strategy.

WHAT MAKES THE FUND'S INCOME STRATEGY UNIQUE?

     In plain English, this is what it is all about. We expect the Fund's income to rise and fall with interest rates. We just want it to go up more when rates are on the upswing and fall less when rates go down. The Fund and its two sister funds, the Preferred Income Opportunity Fund and the Preferred Income Management Fund, are the only funds that follow this approach.

HOW HAS THE INCOME STRATEGY WORKED?

     It has worked even better than we might have hoped. The following chart shows the history of the Fund's monthly income (on the left hand scale) against the backdrop of long term interest rates (on the right hand scale). Income has increased when interest rates were rising, and it has given ground only begrudgingly when rates were falling. Over the life of the Fund, income is down only 4.0% while the yield on long term Treasury bonds has fallen from 8.2% to 6.1%, a decline of 25.6%.


Preferred Income Fund Incorporated
Monthly Dividend Income Through December 31, 1995

                                           UST 30
Date                  Income                YTM
Jan-91                                      8.16%
Mar-91                                      8.22%
May-91               $122.50                8.26%
Jul-91               $122.50                8.34%
Sep-91               $125.00                7.81%
Nov-91               $125.00                7.94%
Jan-92               $126.46                7.76%
Mar-92               $126.46                7.96%
May-92               $126.46                7.84%
Jul-92               $126.46                7.46%
Sep-92               $126.46                7.38%
Nov-92               $126.46                7.60%
Jan-93               $127.87                7.19%
Mar-93               $127.87                6.92%
May-93               $127.87                6.98%
Jul-93               $127.87                6.56%
Sep-93               $127.87                6.02%
Nov-93               $127.87                6.30%
Jan-94               $121.76                6.24%
Mar-94               $121.76                7.09%
May-94               $128.67                7.43%
Jul-94               $128.67                7.39%
Sep-94               $128.67                7.82%
Nov-94               $133.06                7.94%
Jan-95               $132.51                7.73%
Mar-95               $132.51                7.43%
May-95               $132.51                6.63%
Jul-95               $125.21                6.90%
Sep-95               $125.21                6.50%
Nov-95               $125.21                6.08%
Dec-95               $117.63                6.08%


     The chart is based on a hypothetical investment in 1,000 shares of the Fund's common stock at the inception of the Fund. We have assumed that the shareholder took the regular dividend in cash each month and used only the amount by which the year-end distributions were above and beyond the regular dividends to buy additional shares at net asset value.

WHY NOT JUST AIM FOR A HIGH AND STABLE LEVEL OF INCOME?

     The real problem with stable income comes when interest rates rise. Remember the agony that fixed income investors have felt in the past when inflation and interest rates soared, the market value of their investments fell and income was left in the dust. With our strategy, we hope that income will benefit to at least some extent from a rise in interest rates.

     High and stable income is also very hard to get in the real world. Most issuers of bonds and preferred stocks have the right, sooner or later, to redeem those securities and to refinance them at lower rates when interest rates fall. The Preferred Income Fund is not immune to this either. Hopefully, some of the other things we do will make up for it.

ARE THE FUND'S HEDGES PART OF ITS INCOME STRATEGY?

     You bet they are! One good way to increase income when interest rates rise is to have additional cash to invest at the higher rates. That can happen if the Fund makes money on its hedges. Hedging has played an important role in the success of the Fund so far.

     Our hedging strategies are actually rather cowardly. We hedge by purchasing put options on Treasury bond futures contracts. The market value of these put options should rise if interest rates go up significantly within a relatively short period of time. On the other hand, the Fund's risk on the put options is limited to what we pay for them. To keep the cost down, we often buy put options that are "out-of-the-money." This is something like buying an insurance policy with a big deductible to keep the premium down.

     Hedging also can help cushion a decline in the Fund's NAV. We expect the market value of the Fund's preferred stock holdings to fall when interest rates rise. A portion of that decline would be offset if the Fund's hedges also paid off in that situation. If the Fund were not hedged, we would probably lose more sleep over being leveraged.


----------------------------------------------------------------------------------------------------------
Preferred Income Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                                DIVIDEND
                                                 DIVIDEND     NET ASSET         NYSE          REINVESTMENT
                                                   PAID         VALUE       CLOSING PRICE       PRICE(1)
                                                 --------     ---------     -------------     ------------
December 31, 1994............................     $1.1500       $13.64         $12.500           $13.72
January 31, 1995.............................      0.0980        13.94          13.000            13.63
February 28, 1995............................      0.0980        14.17          14.000            14.16
March 31, 1995...............................      0.0980        14.16          13.750            13.90
April 30, 1995...............................      0.0980        14.39          14.000            14.19
May 31, 1995.................................      0.0980        15.13          14.250            14.48
June 30, 1995................................      0.0926        15.14          14.000            14.06
July 31, 1995................................      0.0926        15.07          13.625            13.71
August 31, 1995..............................      0.0926        15.25          14.125            14.17
September 30, 1995...........................      0.0926        15.38          14.000            14.06
October 31, 1995.............................      0.0926        15.58          13.625            13.76
November 30, 1995............................      0.0926        15.80          14.125            14.27

---------------

(1) See ADDITIONAL INFORMATION; Dividend Reinvestment and Cash Purchase Plan on pages 24 and 25 of this report.


--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 1995
                                              ----------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCK -- 98.7%
  ADJUSTABLE RATE PREFERRED STOCK -- 28.2%
        UTILITIES -- 8.2%
     10,000   Arizona Public Service Company,
                Series Q, Adj. Rate Pfd. .....   $   860,000
         50   Delmarva Power & Light Company,
                Series A, Adj. Rate Pfd. .....         4,775
              ENSERCH Corporation:
      5,200     Series E, Adj. Rate Pfd. .....       501,800
     42,600     Series F, Adj. Rate Pfd. .....       891,938
     47,875   Georgia Power Company,
                Series 1993-2 L, Adj. Rate
                Pfd. .........................     1,095,141
     14,514   Gulf States Utilities Company,
                Series A, Adj. Rate Pfd. .....     1,393,344
     52,000   Illinois Power Company,
                Series A, Adj. Rate Pfd. .....     2,366,000
              Niagara Mohawk Power
                Corporation:
    154,879     Series A, Adj. Rate Pfd. .....     2,652,303
     32,455     Series B, Adj. Rate Pfd. .....       628,816
     88,745     Series C, Adj. Rate Pfd. .....     1,697,248
              Northern States Power Company:
      4,150     Series A, Adj. Rate Pfd. .....       400,475
      6,000     Series B, Adj. Rate Pfd. .....       579,000
     14,600   Puget Sound Power & Light
                Company,
                Series B, Adj. Rate Pfd. .....       324,850
     43,000   Texas Utilities Electric
                Company,
                Series A, Adj. Rate Pfd. .....     4,203,250
                                                 -----------
              TOTAL UTILITY ADJUSTABLE RATE
                PREFERRED STOCK...............    17,598,940
                                                 -----------
        BANKING -- 20.0%
              Bank of Boston Corporation:
     62,800     Series B, Adj. Rate Pfd. .....     2,873,100
     30,400     Series C, Adj. Rate Pfd. .....     2,523,200
     54,300   BankAmerica Corporation,
                Series B, Adj. Rate Pfd. .....     5,029,538
              Bankers Trust New York
                Corporation:
     25,000     Series Q, Adj. Rate Pfd. .....       542,187
     43,050     Series R, Adj. Rate Pfd. .....       922,884
     89,850   Citicorp,
                Second Series, Adj. Rate
                Pfd. .........................     8,333,588


                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCK (CONTINUED)
  ADJUSTABLE RATE PREFERRED STOCK (CONTINUED)
        BANKING (CONTINUED)
              First Chicago Corporation:
     92,925     Series B, Adj. Rate Pfd. .....   $ 8,502,637
      8,300     Series C, Adj. Rate Pfd. .....       825,311
     59,285   First Fidelity Bancorporation,
                Series D, Adj. Rate Pfd. .....     5,884,036
     21,100   Fleet Financial Group, Inc.
                Adj. Rate Pfd. ...............     1,002,250
     72,200   Marine Midland Banks, Inc.,
                Series A, Adj. Rate Pfd. .....     3,402,425
     34,200   Morgan (J.P.) & Company Inc.,
                Series A, Adj. Rate Pfd. .....     2,761,650
                                                 -----------
              TOTAL BANKING ADJUSTABLE RATE
                PREFERRED STOCK...............    42,602,806
                                                 -----------
              TOTAL ADJUSTABLE RATE
                PREFERRED STOCK...............    60,201,746
                                                 -----------
FIXED RATE PREFERRED STOCK -- 70.5%
        UTILITIES -- 43.1%
              Alabama Power Company:
    129,000     Class A, 6.40% Pfd............     3,234,675
     58,000     Series 1992 A, 7.60% Pfd. ....     1,508,000
     48,700   Arizona Public Service Company,
                Series W, $1.8125 Pfd. .......     1,235,762
              Baltimore Gas & Electric
                Company:
     43,250     6.99% Pfd. ...................     4,725,062
     31,000     Series 1993, 6.70% Pfd. ......     3,266,625
      5,000   Central Hudson Gas & Electric
                Corporation,
                Series D, 4.35% Pfd. .........       331,875
              Consolidated Edison Company of
                New York, Inc.:
     23,699     Series A, $5.75 PVT Pfd. .....     2,047,001
      8,000     Series B, 5.25% Pfd. .........       632,000
     26,143     Series E, 5.75% Pfd. .........     2,405,156
    128,747   Consumers Power Company, Class
                A, 8.32% Pfd. ................     3,315,235
      3,400   Delmarva Power & Light Company,
                6.75% Pfd. ...................       358,275

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCK (CONTINUED)
  FIXED RATE PREFERRED STOCK (CONTINUED)
        UTILITIES (CONTINUED)
              Detroit Edison Company:
      7,300     7.36% Pfd. ...................    $  751,900
      8,880     7.45% Pfd. ...................       914,640
      4,700     7.68% Pfd. ...................       484,100
     80,400     7.75% Pfd. ...................     2,070,300
              Duke Power Company:
     13,100     Series 1993 A, 6.375% Pfd. ...       329,138
      5,000     Series S, 7.85% Pfd. .........       556,250
     13,375     Series W, 7.00% Pfd. .........     1,449,516
     24,000     Series Y, 7.04% Pfd. .........     2,607,000
              Florida Power & Light Company:
     29,250     Series S, 6.98% Pfd. .........     3,133,406
     38,350     Series T, 7.05% Pfd. .........     4,122,625
     22,000     Series U, 6.75% Pfd. .........     2,304,500
      8,000   Gulf Power Company,
                Series A, 7.00% Pfd. .........       213,000
      6,805   Gulf States Utilities Company,
                $9.96 Pfd. ...................       702,616
              Illinois Power Company:
      7,250     4.42% Pfd. ...................       236,531
      9,000     8.24% Pfd. ...................       472,500
     26,220     Series E, 4.70% Pfd. .........       907,868
      8,570   Indiana-Michigan Power Company,
                7.08% Pfd. ...................       877,354
              Louisiana Power & Light Company:
     40,610     8.00% Pfd. ...................     1,035,555
     46,900     9.68% Pfd. ...................     1,219,400
              Mississippi Power Company:
     10,500     6.32% Pfd. ...................       263,812
     20,000     7.25% Pfd. ...................       520,000
              Mississippi Power & Light
                Company:
     12,436     4.92% Pfd. ...................       845,648
      6,000     8.36% Pfd. ...................       632,250
      8,500   Monongahela Power Company,
                Series L, $7.73 Pfd. .........       946,687
      7,900   Montana Power Company,
                $6.875 Pfd. ..................       820,613
     12,700   Nevada Power Company,
                9.90% Sinking Fund Pfd. ......     1,412,081



                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCK (CONTINUED)
  FIXED RATE PREFERRED STOCK (CONTINUED)
        UTILITIES (CONTINUED)
      5,000   New York State Electric & Gas
                Corporation,
                6.30% Sinking Fund Pfd. ......    $  512,500
              Niagara Mohawk Power
                Corporation:
     37,600     7.85% Sinking Fund Pfd. ......       897,700
     58,135     9.50% Pfd. ...................     1,390,880
      3,500   Northern Indiana Public Service
                Company,
                7.44% Pfd. ...................       360,937
      5,000   Northern States Power Company,
                $7.00 Pfd. ...................       520,625
      6,170   Ohio Edison Company,
                4.44% Pfd. ...................       370,971
              PSI Energy, Inc.:
      4,850     6.875% Pfd. ..................       501,369
    167,182     7.44% Pfd. ...................     4,284,039
     18,400   Pennsylvania Power Company,
                7.75% Pfd. ...................     1,819,300
     38,000   Pennsylvania Power & Light
                Company, $6.75 Pfd. ..........     3,899,750
     10,000   Public Service Company of New
                Mexico,
                4.58% PVT Pfd. ...............       561,250
              Public Service Electric & Gas
                Company:
      7,000     4.08% Pfd. ...................       429,625
     18,457     5.05% Pfd. ...................     1,400,425
      9,300     5.28% Pfd. ...................       737,025
     71,500   Puget Sound Power & Light
                Company, 7.875% Pfd. .........     1,823,250
              San Diego Gas & Electric
                Company:
      5,000     $7.20 Pfd. ...................       515,625
    140,000     6.80% Pfd. ...................     3,657,500
              Texas Utilities Electric
                Company:
      8,000     $2.05 Pfd. ...................       215,500
      8,000     $4.64 Pfd. ...................       566,000
      8,300     $7.98 Pfd. ...................       919,225
     53,600     7.22% Pfd. ...................     1,470,650
     35,450     7.50% Pfd. ...................       981,522

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1995
                                            ------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCK (CONTINUED)
  FIXED RATE PREFERRED STOCK (CONTINUED)
        UTILITIES (CONTINUED)
      4,000   Union Electric Company,
                $7.64 Pfd. ...................   $   444,500
     12,500   United Water Resource Inc.,
                Series B, 7.625% Sinking Fund
                Pfd. .........................     1,293,750
              Virginia Electric & Power
                Company:
     17,700     $6.98 Pfd. ...................     1,891,687
     39,060     $7.05 Pfd. ...................     4,198,950
     98,200   Washington Natural Gas Company,
                Series II, 7.45% Pfd. ........     2,565,475
      7,500   Wisconsin Power & Light Company,
                6.20% Pfd. ...................       758,438
                                                 -----------
              TOTAL UTILITY FIXED RATE
                PREFERRED STOCK...............    91,877,424
                                                 -----------
        BANKING -- 18.2%
     50,000   Ahmanson (H.F.) & Company,
                Series C, 8.40% Pfd. .........     1,300,000
     67,900   Bank of Boston Corporation,
                Series E, 8.60% Pfd. .........     1,748,425
     67,300   Bank of New York Company, Inc.,
                Series B, 8.60% Pfd. .........     1,754,006
              BankAmerica Corporation:
     35,400     Series L, 8.16% Pfd. .........       909,338
     23,000     Series M, 7.875% Pfd. ........       585,062
     28,200     Series N, 8.50% Pfd. .........       736,725
              Chase Manhattan Corporation:
      5,000     Series G, 10.50% Pfd. ........       144,375
     25,600     Series H, 9.76% Pfd. .........       731,200
    142,089     Series I, 10.84% Pfd. ........     4,386,998
     40,000     Series J, 9.08% Pfd. .........     1,060,000
    138,557     Series M, 8.40% Pfd. .........     3,663,101
              Chemical Banking Corporation:
      5,000     Series G, 10.96% Pfd. ........       153,125
     26,400     Series H, 8.375% Pfd. ........       688,050
    111,800     Series I, 7.92% Pfd. .........     2,899,812
    223,755     Series J, 7.58% Pfd. .........     5,719,737
     36,600   Citicorp,
                Series 22, 7.75% Pfd. ........       951,600



                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCK (CONTINUED)
  FIXED RATE PREFERRED STOCK (CONTINUED)
        BANKING (CONTINUED)
     12,500   First Chicago Corporation,
                Series E, 8.45% Pfd. .........   $   329,687
     10,100   First Fidelity Bancorporation,
                10.64% Pfd. ..................       260,075
              First Interstate Bancorp:
     15,000     Series F, 9.875% Pfd. ........       398,438
     26,005     Series G, 9.00% Pfd. .........       690,758
              Fleet Financial Group, Inc.:
     68,100     9.35% Pfd. ...................     1,911,056
     12,500     Series B, 10.12% Pfd. ........       339,062
     63,000   Great Western Financial
                Corporation,
                8.30% Pfd. ...................     1,626,188
     45,000   KeyCorp,
                Series A, 10.00% Pfd. ........     1,189,687
    148,000   MBNA Corporation,
                Series A, 7.50% Pfd. .........     3,690,750
     15,000   Republic New York Corporation,
                Series C, $1.9375 Pfd. .......       386,250
     20,000   U.S. Bancorp,
                Series A, 8.125% Pfd. ........       515,000
                                                 -----------
              TOTAL BANKING FIXED RATE
                PREFERRED STOCK...............    38,768,505
                                                 -----------
        FINANCIAL SERVICES -- 5.0%
              Ford Holdings, Inc.:
     53,540     Series A, 8.00% Pfd. .........     1,348,539
     70,010     Series B, 8.00% Pfd. .........     1,763,377
     25,000     Series C, 7.12% Pfd. .........       626,563
     64,920     Series D, 8.10% Pfd. .........     1,635,172
              Household International, Inc.:
     15,200     Series 1992 A, 8.25% Pfd. ....       418,950
     95,200     Series 1993 A, 7.35% Pfd. ....     2,439,500
     79,600     Merrill Lynch & Company, Inc.,
                  Series A, 9.00% Pfd. .......     2,323,325
                                                 -----------
              TOTAL FINANCIAL SERVICES FIXED
                RATE PREFERRED STOCK..........    10,555,426
                                                 -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCK (CONTINUED)
  FIXED RATE PREFERRED STOCK (CONTINUED)
        INSURANCE -- 1.3%
     80,000   AON Corporation,
                8.00% Pfd. ...................  $  2,060,000
     26,288   Berkley (W.R.) Corporation,
                Series A, 7.375% Pfd. ........       652,600
                                                ------------
              TOTAL INSURANCE FIXED RATE
                PREFERRED STOCK...............     2,712,600
                                                ------------
        OTHER -- 2.9%
      9,520   Dial Corporation, $4.75 Sinking
                Fund Pfd. ....................       616,420
    204,500   Ford Motor Company, Series B,
                8.25% Pfd. ...................     5,623,750
                                                ------------
              TOTAL OTHER FIXED RATE
                PREFERRED STOCK...............     6,240,170
                                                ------------
              TOTAL FIXED RATE PREFERRED
                STOCK.........................   150,154,125
                                                ------------
              TOTAL PREFERRED STOCK
                (Cost $194,788,551)...........   210,355,871
                                                ------------

                                                   VALUE
                                                  (NOTE 1)
                                                ------------
MISCELLANEOUS SECURITIES -- 0.2% (Cost $1,357,404)
              Put Options on U.S. Treasury
                Bond Futures..................  $    371,722
                                                ------------
TOTAL INVESTMENTS (Cost $196,145,955*).. 98.9%   210,727,593
OTHER ASSETS AND LIABILITIES (Net)......  1.1      2,325,642
                                        -----   ------------
NET ASSETS..............................100.0%  $213,053,235
                                        =====   ============

---------------

* Aggregate cost for Federal tax purposes is $195,412,278.






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------
                                                                Preferred Income Fund Incorporated
                                                               STATEMENT OF ASSETS AND LIABILITIES
                                                                                 NOVEMBER 30, 1995
                                                               -----------------------------------

ASSETS:
     Investments, at value (Cost $196,145,955) (Note 1)
       See accompanying schedule................................                      $210,727,593
     Cash.......................................................                         1,087,272
     Receivable for securities sold.............................                         2,106,336
     Dividends receivable.......................................                         1,995,128
     Prepaid expense............................................                            21,560
     Unamortized organization costs (Note 6)....................                             3,833
                                                                                      ------------
          Total Assets..........................................                       215,941,722
LIABILITIES:
     Payable for securities purchased...........................   $ 2,262,092
     Dividends payable..........................................       371,271
     Investment advisory fee payable (Note 2)...................        97,375
     Accrued expenses and other payables........................       157,749
                                                                   -----------
          Total Liabilities.....................................                         2,888,487
                                                                                      ------------
NET ASSETS......................................................                      $213,053,235
                                                                                      ============
NET ASSETS consist of:
     Undistributed net investment income (Note 1)...............                      $    143,497
     Accumulated net realized loss on investments sold
       (Note 1).................................................                        (1,045,010)
     Unrealized appreciation of investments.....................                        14,581,638
     Par value of Common Stock..................................                            98,386
     Paid-in capital in excess of par value of Common Stock.....                       141,774,724
     Money Market Cumulative Preferred(TM) Stock (Note 5).......                        57,500,000
                                                                                      ------------
          Total Net Assets......................................                      $213,053,235
                                                                                      ============
                                                                    PER SHARE
                                                                   -----------
NET ASSETS AVAILABLE TO:
     Money Market Cumulative Preferred(TM) Stock (575 shares
       outstanding) redemption value............................   $100,000.00        $ 57,500,000
     Accumulated undeclared dividends on Money Market Cumulative
       Preferred(TM) Stock......................................        262.17             150,746
                                                                   -----------        ------------
                                                                   $100,262.17          57,650,746
                                                                   ===========
     Common Stock (9,838,571 shares outstanding)................   $     15.80         155,402,489
                                                                   ===========        ------------

TOTAL NET ASSETS................................................                      $213,053,235
                                                                                      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------
Preferred Income Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995
------------------------------------

INVESTMENT INCOME:
     Dividends...................................................                      $16,703,420
     Interest....................................................                          178,968
                                                                                       -----------
          Total Investment Income................................                       16,882,388
EXPENSES:
     Investment advisory fee (Note 2)............................   $1,138,595
     Administration fee (Note 2).................................      385,166
     Shareholder servicing agent fees (Note 2)...................      148,492
     Money Market Cumulative Preferred(TM) broker commissions
       and Auction Agent fees....................................      145,756
     Insurance expense...........................................      105,640
     Economic consulting fee (Note 2)............................       75,000
     Legal and audit fees........................................       68,992
     Custodian fees (Note 2).....................................       51,458
     Directors' fees and expenses (Note 2).......................       46,242
     Amortization of deferred organization costs (Note 6)........       19,000
     Other.......................................................       64,716
                                                                    ----------
          Total Expenses.........................................                        2,249,057
                                                                                       -----------
NET INVESTMENT INCOME............................................                       14,633,331
                                                                                       -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized loss on investments sold during the year.......                       (2,440,261)
     Change in net unrealized appreciation/(depreciation) of
       investments during the year...............................                       22,527,612
                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..................                       20,087,351
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                      $34,720,682
                                                                                       ===========

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------
                                                                         Preferred Income Fund Incorporated
                                                                         STATEMENT OF CHANGES IN NET ASSETS
                                                                         ----------------------------------

                                                                        YEAR ENDED           YEAR ENDED
                                                                     NOVEMBER 30, 1995    NOVEMBER 30, 1994
                                                                     -----------------    -----------------
OPERATIONS:
     Net investment income........................................      $ 14,633,331         $ 13,893,525
     Net realized gain/(loss) on investments sold during the
       year.......................................................        (2,440,261)          10,701,042
     Change in net unrealized appreciation/(depreciation) of
       investments during the year................................        22,527,612          (30,729,532)
                                                                        ------------         ------------
     Net increase/(decrease) in net assets resulting from
       operations.................................................        34,720,682           (6,134,965)
DISTRIBUTIONS:
     Dividends paid from net investment income to Money Market
       Cumulative Preferred(TM) Stock Shareholders (Note 5).......        (2,572,041)          (1,571,219)
     Distributions paid from net realized capital gains to Money
       Market Cumulative Preferred(TM) Stock Shareholders
       (Note 5)...................................................           (87,731)            (665,100)
     Dividends paid from net investment income to Common Stock
       Shareholders...............................................       (13,352,608)         (10,975,366)
     Distributions paid from net realized capital gains to Common
       Stock Shareholders.........................................        (8,002,477)         (15,036,290)
FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions (Note 4).............         2,961,204            7,873,592
                                                                        ------------         ------------
          Net increase/(decrease) in net assets...................        13,667,029          (26,509,348)
NET ASSETS:
Beginning of year.................................................       199,386,206          225,895,554
                                                                        ------------         ------------
End of year (including undistributed net investment income of
  $143,497 and $1,434,815, respectively)..........................      $213,053,235         $199,386,206
                                                                        ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
----------------------------------------------------

        Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                            NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                1995          1994          1993          1992         1991*
                                            ------------  ------------  ------------  ------------  ------------
OPERATING PERFORMANCE:
Net asset value, beginning of year..........   $  14.74     $  18.39      $  18.59      $  16.56      $  13.95
                                               --------     --------      --------      --------      --------
Net investment income.......................       1.48         1.42          1.48          1.75          1.43
Net realized and unrealized gain/(loss) on
  investments...............................       2.05        (2.06)         1.37          2.82          2.67
                                               --------     --------      --------      --------      --------
Net increase/(decrease) in net asset value
  resulting from investment operations......       3.53        (0.64)         2.85          4.57          4.10
Offering costs and Money Market Cumulative
  Preferred(TM) Stock underwriting
  commissions charged to paid-in capital....     --           --            --            --             (0.27)
DISTRIBUTIONS:
Dividends paid from net investment income to
  Money Market Cumulative Preferred(TM)
  Stock Shareholders........................      (0.26)       (0.16)        (0.12)        (0.17)        (0.15)
Distributions paid from net realized capital
  gains to Money Market Cumulative
  Preferred(TM) Stock Shareholders..........      (0.01)       (0.07)        (0.07)        (0.09)        (0.04)
Dividends paid from net investment income to
  Common Stock Shareholders.................      (1.36)       (1.15)        (1.34)        (1.72)        (0.99)
Distributions paid from net realized capital
  gains to Common Stock Shareholders........      (0.83)       (1.64)        (1.51)        (0.59)       --
Change in accumulated undeclared dividends
  on Money Market Cumulative Preferred(TM)
  Stock.....................................      (0.01)        0.01         (0.01)         0.03         (0.04)
                                               --------     --------      --------      --------      --------
Total distributions.........................      (2.47)       (3.01)        (3.05)        (2.54)        (1.22)
                                               --------     --------      --------      --------      --------
Net asset value, end of year................   $  15.80     $  14.74      $  18.39      $  18.59      $  16.56
                                               ========     ========      ========      ========      ========
Market value, end of year...................   $ 14.125     $ 13.500      $ 18.375      $ 19.625      $ 17.875
                                               ========     ========      ========      ========      ========
Total investment return based on net asset
  value***..................................      25.13%       (5.22)%       15.54%        27.70%        26.16%
                                               ========     ========      ========      ========      ========
Total investment return based on market
  value***..................................      22.14%      (13.12)%        9.33%        24.89%        26.68%
                                               ========     ========      ========      ========      ========
Net assets, end of year (in 000's)..........   $213,053     $199,386      $225,896      $214,593      $187,928
                                               ========     ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO
  COMMON STOCK SHAREHOLDERS/SUPPLEMENTAL
  DATA:
  Net investment income.....................       8.33%        7.55%         7.33%         8.58%         9.18%**
  Operating expenses........................       1.55%        1.52%         1.50%         1.63%         1.67%**
  Portfolio turnover rate...................         94%          98%          110%           86%           90%

---------------

   * The Fund commenced operations on January 31, 1991.
  ** Annualized.
 *** Assumes reinvestment of distributions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                              ----------------------------------

     The table below sets out information with respect to Money Market
Cumulative Preferred(TM) Stock currently outstanding.

                                             INVOLUNTARY          AVERAGE
                                ASSET        LIQUIDATING           MARKET
             TOTAL SHARES     COVERAGE       PREFERENCE            VALUE
             OUTSTANDING      PER SHARE     PER SHARE(1)      PER SHARE(1 & 2)
             ------------     ---------     -------------     ----------------
11/30/95          575          $370,527        $100,000           $100,000
11/30/94          575           346,759         100,000            100,000
11/30/93          575           392,862         100,000            100,000
11/30/92          575           373,205         100,000            100,000
11/30/91          575           326,832         100,000            100,000

---------------

(1) Excludes accumulated undeclared dividends.
(2) See Note 5.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
----------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation on September 28, 1990 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 31, 1991. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TM) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TM) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Common Stock Shareholders as a credit against their own tax liabilities subject to the Fund qualifying as a regulated investment company as described in the following paragraph.

     Federal income taxes: The Fund intends to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and the differing characterization of distributions made by the Fund.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Economic Advisors, Inc. ("Economic Advisors"), an indirect, wholly owned subsidiary of Lehman Brothers Inc., serves as the Fund's Economic Consultant. The Fund pays Economic Advisors an annual fee equal to $75,000 for services provided.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

     First Data Investor Services Group, Inc. ("FDISG") (formerly The Shareholder Services Group, Inc.), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, FDISG calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for FDISG's services as Administrator, the Fund currently pays FDISG a monthly fee at an annual rate of 0.19% of the value of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund currently pays Boston Safe a monthly fee at an annual rate of 0.02% of the value of the Fund's average monthly net assets. FDISG also serves as the Fund's common stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for FDISG's services as transfer agent, the Fund currently pays FDISG a fee at an annual rate of 0.04% of the value of the Fund's average monthly net assets plus certain out-of-pocket expenses. If, however, the net assets of the Fund fall below $166,000,000, the fee will increase to an annual rate of 0.05% of the value of the Fund's average monthly net assets.

     Chemical Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 1995, excluding short-term investments, aggregated $186,584,438 and $192,609,618, respectively.

     At November 30, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $17,048,581 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,733,266.

4.  COMMON STOCK

     At November 30, 1995, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:

                                                             YEAR ENDED             YEAR ENDED
                                                              11/30/95               11/30/94
                                                        ---------------------  --------------------
                                                        SHARES      AMOUNT     SHARES      AMOUNT
                                                        -------   -----------  -------   ----------
Issued as reinvestment of dividends under the Dividend
  Reinvestment and Cash Purchase Plan.................  214,425   $2,961,204   473,182   $7,873,592
                                                        =======   ==========   ========  ==========

5.  MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 17, 1991, the Fund received proceeds from the public offering of 575

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

shares of Money Market Cumulative Preferred(TM) Stock of $57,500,000 before offering costs of $234,375 and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,006,250. The Money Market Cumulative Preferred(TM) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TM) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TM) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TM) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TM) Stock, the Fund may be required to make additional distributions to Money Market Cumulative Preferred(TM) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid dividends been eligible for the Dividends Received Deduction. On December 27, 1994, the Fund declared an additional distribution payable December 28, 1994 to Money Market Cumulative Preferred(TM) Stock Shareholders of $203,694 attributable to fiscal year 1994 as required by the Fund's Articles Supplementary. This additional distribution was required to reflect the fact that the original distributions paid between December 1, 1993 and November 30, 1994 did not qualify 100% for the corporate Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred(TM) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TM) Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 1995, 575 shares of Money Market Cumulative Preferred(TM) Stock were outstanding at the annual rate of 4.290%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

6.  ORGANIZATION COSTS

     Costs incurred by the Fund in connection with its organization and initial public offering of Common Stock and Money Market Cumulative Preferred(TM) Stock were $75,000 and $20,000, respectively, and are being amortized on a straight-line basis over a five year period beginning January 31, 1991 (the date of the Fund's commencement of investment operations) and April 17, 1991 (the date of the issuance of the Fund's Money Market Cumulative Preferred(TM) Stock), respectively.

7.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Corporation or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund's investment policy regarding debt securities was amended on July 21, 1995. The amended policy allows the Fund to invest up to 35% of its assets in Monthly Income Preferred Shares ("MIPS") and Quarterly Income Debt Securities ("QUIDS"), and similarly-structured instruments, subject to the quality standards set forth above.

8.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 1995, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

9.  CAPITAL LOSS CARRYFORWARD

     At November 30, 1995, the Fund had available capital loss carryforwards of $1,725,143 to offset future realized net gains through the fiscal year ending November 30, 2003.

10.  SUBSEQUENT EVENT

     On December 11, 1995, the Fund declared a dividend of $0.087 per share (all of which represents a dividend from net investment income to Common Stock Shareholders of record December 21, 1995), payable December 29, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Preferred Income Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities of the Preferred Income Fund Incorporated, including the schedule of portfolio investments, as of November 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from January 31, 1991 (commencement of operations) to November 30, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Preferred Income Fund Incorporated as of November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from January 31, 1991 (commencement of operations) to November 30, 1991, in conformity with generally accepted accounting principles.

                                                    Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 4, 1996

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                     TAX INFORMATION (UNAUDITED)
                                              ----------------------------------

     For tax purposes, all of the dividends paid to both Common Stock Shareholders and Money Market Cumulative Preferred(TM) Stock Shareholders attributable to fiscal year ended November 30, 1995 are expected to be taxable as ordinary income. For the fiscal year ended November 30, 1995, 100% of total distributions qualify for the Dividends Received Deduction for eligible corporate investors.

     For the calendar year ended December 31, 1995, 100% of all dividends paid to Common Stock Shareholders qualifies for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 when preparing their tax returns to determine the appropriate tax treatment of the distributions they received from the Fund in calendar year 1995.

-----------------------------------------------------------------------------------------------------
                                                                   Preferred Income Fund Incorporated
                                               QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)
                                               ------------------------------------------------------

                                                  AVAILABLE TO COMMON STOCK SHAREHOLDERS
                                     ----------------------------------------------------------------
                                                              NET REALIZED          NET INCREASE/
                                                             AND UNREALIZED         (DECREASE) IN
                                       NET INVESTMENT          GAIN/(LOSS)         NET ASSETS FROM
                 INVESTMENT INCOME         INCOME            ON INVESTMENTS           OPERATIONS
                -------------------  -------------------  ---------------------  --------------------
  QUARTER                     PER                  PER                    PER                   PER
   ENDED          TOTAL     SHARE*     TOTAL     SHARE*      TOTAL      SHARE*      TOTAL     SHARE*
-----------     ----------  -------  ----------  -------  ------------  -------  -----------  -------
 02/28/94       $3,991,490   $0.42   $2,775,369   $0.28   $   (479,581) $(0.04)  $ 2,295,788  $ 0.24
 05/31/94        3,806,205    0.40    2,772,065    0.28     (6,664,814)  (0.69)   (3,892,749)  (0.41)
 08/31/94        4,548,300    0.47    3,443,817    0.35     (2,282,276)  (0.23)    1,161,541    0.12
 11/30/94        3,896,667    0.40    2,781,099    0.29    (10,601,819)  (1.10)   (7,820,720)  (0.81)
 02/28/95        4,037,295    0.41    2,650,172    0.27      4,919,585    0.50     7,569,757    0.77
 05/31/95        4,359,693    0.44    3,125,100    0.31      9,197,708    0.94    12,322,808    1.25
 08/31/95        4,334,243    0.44    3,102,458    0.32        851,550    0.09     3,954,008    0.41
 11/30/95        4,151,157    0.42    3,032,814    0.31      5,118,508    0.52     8,151,322    0.83

---------------
* Per share of common stock.


--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
----------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by FDISG as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, FDISG will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If FDISG commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, FDISG will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to FDISG's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 1995, $14,355 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying FDISG in writing, by completing the form on the back of the Plan account statement and forwarding it to FDISG or by calling FDISG directly. A termination will be effective immediately if notice is received by FDISG not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, FDISG will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from FDISG at 1-800-331-1710.

MEETING OF SHAREHOLDERS

     On July 21, 1995, the Fund held its Annual Meeting of Shareholders to (1) elect two Directors of the Fund, and (2) ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending November 30, 1995. The results of each proposal are as follows:

PROPOSAL 1: ELECTION OF TWO DIRECTORS.

    NAME                                                                   FOR        AGAINST
    ----                                                                   ---        -------
    Common Stock
      Robert T. Flaherty..............................................  8,799,885     163,847
    Preferred Stock
      Morgan Gust.....................................................        500           0

PROPOSAL 2: RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
ACCOUNTANTS.

    Voted:
      For.........................................................................  8,819,097
      Against.....................................................................     32,043
      Abstained...................................................................    113,093

DIRECTORS
  Martin Brody
  Donald F. Crumrine
  Robert T. Flaherty                                        [LOGO]
  Morgan Gust
  Robert F. Wulf

OFFICERS
  Robert T. Flaherty
    Chairman of the Board                                    Annual
    and President                                            Report
  Donald F. Crumrine
    Vice President
    and Secretary
  Robert M. Ettinger
    Vice President
  Peter C. Stimes
    Vice President
    and Treasurer

INVESTMENT ADVISER
  Flaherty & Crumrine Incorporated

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
  INCOME FUND?
  - If your shares are held in a Brokerage
    Account, contact your Broker.
  - If you have physical possession of your shares in certificate form, contact the Fund's
    Transfer Agent & Shareholder Servicing
    Agent --

           First Data Investor Services Group, Inc.
             P.O. Box 1376
             Boston, MA 02104
             1-800-331-1710

    THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED
INCOME FUND INCORPORATED FOR THEIR INFORMATION.
IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES
OF THE FUND OR OF ANY SECURITIES MENTIONED IN               November 30, 1995
THIS REPORT.